SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                                      FORM 8-KA

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                 Date of Report: February 19, 2001

                            Commission File No. 000-21684

                         THE WELLCARE MANAGEMENT GROUP, INC.
               (Exact name of registrant as specified in its charter.)

              New York                                      14-1647239
     ------------------------                 --------------------------------
     (State of Incorporation)                 (IRS Employer Identification No.)

              Park West/Hurley Avenue Extension, Kingston, NY  12401
                      (Address of principal executive office)

                                 (914) 338-4110
                (Registrant's telephone number, including area code)

                                      None
                    -------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

This amendment to Form 8-K filed February 8, 2001 includes Exhibit 16, Letter Regarding Change in Certifying Accountant.

Item 7.	Financial Statements and Exhibits

Exhibits

16	Letter from BDO Seidman, LLP regarding change in certifying accountant.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            THE WELLCARE MANAGEMENT GROUP, INC.



Dated:  February 19, 2001   /s/ Kiran C. Patel, M.D.
                          ------------------------------------------
                               Kiran C. Patel, M.D.
                            President and Chief Executive Officer
                            (Principal Executive Officer)